THE NOAH INVESTMENT GROUP, INC.

                    Supplement dated March 2, 2000
                   to Prospectus dated March 1, 2000

Through March 31, 2000, Declaration Service Company will continue to provide transfer agency and dividend disbursing services as well as portfolio accounting and related services for the Noah Fund. Until that date, all references in the Prospectus to the "Transfer Agent" refer to Declaration Service Company.

Accordingly, until March 31, 2000, all account applications, purchase or redemption orders, and requests to change account registrations, or investment features such as automatic investment plans or the manner in which distributions are paid, should be mailed to:

                      Declaration Service Company
                      555 North Lane, Suite 6160
                        Conshohocken, PA  19428

On April 1, 2000, American Data Services, Inc. will assume the duties of the Fund's transfer agent, dividend disbursing agent, and portfolio accountant and the information printed in the Prospectus will be correct.

Please call 1-800-794-NOAH if you have any questions.